EXHIBIT 99.1

STATEMENTS OF ASSETS TO BE ACQUIRED AND
STATEMENTS OF NET REVENUES AND DIRECT EXPENSES

Optical Platform Division
As of December 29, 2007 and December 30, 2006, and for Each of the Three Years
in the Period Ended December 29, 2007
With Report of Independent Auditors

Optical Platform Division

Statements of Assets to Be Acquired and Statements of Net Revenues

and Direct Expenses

As of December 29, 2007 and December 30, 2006,
and for Each of the Three Years in the Period Ended December 29, 2007

Contents

Report of Independent Auditors........................................................................................................1

Financial Statements

Statements of Assets to Be Acquired........................................................................ .........................2
Statements of Net Revenues and Direct Expenses .............................................................................3
Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
    and Direct Expenses......................................................................................................................4

Report of Independent Auditors

The Board of Directors
Intel Corporation

We have audited the accompanying statements of assets to be acquired of the Optical Platform
Division (see Note 1 – Basis of Presentation) as of December 29, 2007 and December 30, 2006,
and the related statements of net revenues and direct expenses for each of the three years in the period ended December 29, 2007. These financial statements are the responsibility of the management of the Optical Platform Division. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United
States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Optical Platform Division’s internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Optical Platform Division’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly the assets to be acquired of the
Optical Platform Division as of December 29, 2007 and December 30, 2006, and its net revenues and direct expenses for each of the three years in the period ended December 29, 2007, in conformity with accounting principles generally accepted in the United States.

Ernst & Young, LLP

/s/ Ernst & Young, LLP

April 11, 2008

Optical Platform Division
Statements of Assets to Be Acquired

(In Thousands)

	December 29, 2007	December 30, 2006
Assets to be acquired:
Inventories	$12,558	$7,131
Property and equipment, net	19,234	18,508
Total assets to be acquired	$31,792	$25,639

See accompanying notes.

Optical Platform Division

Statements of Net Revenues and Direct Expenses

(In Thousands)

	December 29, 2007	December 30, 2006	December 31, 2005
Net revenue	$103,704	$110,675	$64,788
Cost of sales	134,601	149,618	117,315
Gross deficit	(30,897)	(38,943)	(52,527)

Direct operating expenses:
Research and development	42,657	30,367	24,941
Selling, general, and administrative	27,847	35,057	18,053
Total direct operating expenses	70,504	65,424	42,994

Total direct expenses	205,105	215,042	160,309
Total direct expenses in excess of net revenue	$(101,401)	$(104,367)	$(95,521)

See accompanying notes.

Optical Platform Division

Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses

As of December 29, 2007 and December 30, 2006, and for Each of the Three Years
in the Period Ended December 29, 2007

1.	Organization and Basis of Presentation

Organization

The Telecommunication and Enterprise product lines within the Optical Platform Division and the Intel Cables Connect Division have been combined to represent the Optical Platform
Division, hereinafter, the “Business,” that designs, manufactures, markets, and sells optical transceivers for enterprise applications and tunable lasers and tunable transponders for use in applications throughout the world. The Business was part of a division of Intel Corporation
(Intel), operating within the Digital Enterprise Group and New Business Initiatives Group for the
three years ended December 29, 2007.

The Business has a 52- or 53-week fiscal year that ends on the last Saturday in December. Fiscal year 2007, a 52-week year, ended on December 29. Fiscal year 2006, a 52-week year, ended on
December 30. Fiscal year 2005, a 53-week year, ended on December 31.

The U.S. dollar is the functional currency for the Business. Monetary accounts denominated in
non-U.S. currencies, such as payables to employees, have been remeasured to the U.S. dollar using exchange rates in effect at the end of the respective financial period.

Basis of Presentation

The accompanying financial statements were prepared to present, pursuant to the Asset
Purchase Agreements dated December 17, 2007 and April 9, 2008 (the Asset Purchase Agreements)
between Intel and EMCORE Corporation (Emcore), the assets to be acquired and the related net revenues and direct expenses of the Business. The accompanying financial statements of the
Business exclude certain assets and all liabilities of the Business, include all net revenues and direct expenses of the Business, and include an allocation of certain expenses for services provided by Intel for the periods presented. Separate complete historical financial information was not maintained for the Business and, as a result, allocations were required to approximate the operating activity of the Business (see Note 2).

Optical Platform Division

Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses (continued)

1.	Organization and Basis of Presentation (continued)

The accompanying financial statements have been prepared from the historical accounting records of Intel and do not purport to reflect the assets to be acquired and the net revenues and direct expenses that would have resulted if the Business had been a separate, stand-alone company during the periods presented. It is not practical for management to reasonably estimate expenses that would have resulted if the Business had operated as an unaffiliated independent company. Since separate complete financial statements were not maintained for the Business’s operations, preparation of statements of operations and cash flows, including amounts charged for income taxes, interest, and other expenses, was deemed impractical. Additionally, since only certain assets are being acquired and no liabilities are being assumed, a balance sheet and statement of stockholders’ equity are not applicable.

As a business unit of Intel, the Business is dependent upon Intel for all of its working capital and financing requirements

2.	Accounting Policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. The accounting estimates that require management’s most significant, difficult, and subjective judgments include valuation of inventory and the allocation of Intel expenses related to the Business. Actual results could differ from those estimates.

Revenue Recognition

Intel, and therefore the Business, recognizes net revenue when the earnings process is complete, as evidenced by an agreement with the customer, transfer of title, and acceptance, if applicable, as well as fixed pricing and probable collectibility. Pricing allowances, including discounts based on contractual arrangements with customers, are recorded when revenue is recognized as a reduction to both accounts receivable and net revenue. Because of frequent sales price reductions and rapid technology obsolescence in the industry, sales made to distributors under agreements allowing price protection and/or right of return are deferred until the distributors sell the merchandise. Shipping charges billed to customers are included in net revenue, and the related shipping costs are included in cost of sales.

Optical Platform Division

Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses (continued)

3.	Accounting Policies (continued)

Cost of Sales

Cost of sales represents all fixed and variable costs associated with manufacturing, assembling, and testing products, including subcontract manufacturing, direct and indirect labor and materials, manufacturing and other indirect allocations, and excess and obsolete inventory charges. Manufacturing process start-up costs are classified as cost of sales once manufacturing process validation is achieved. Cost of sales also includes costs associated with engineering support, excess manufacturing capacity, indirect materials, and other fixed manufacturing overhead.

Direct Operating Expenses

The caption “direct operating expenses” on the accompanying statements of net revenues and direct expenses represents the total direct expenses recorded within or allocated to the Business.
Not all of the research, development, sales, and general and administrative expenses for the
Business were recorded in accounts or cost centers exclusively related to the Business. Certain research, development, sales, and general and administrative costs were extracted or allocated from Intel accounts based upon specifically identifiable cost centers associated with the activities of the Business. These cost centers capture a portion of the Business’s total operating expenses.
All other operating expenses, including portions of research, development, sales, and general and administrative expenses, are allocations based primarily on headcount, normalized square footage, revenue, direct attribution of costs to the Business, or other applicable metrics.
Allocation methodologies are consistent with Intel policies that existed during the periods presented. Management believes the allocation of operating expenses captured in accounts or cost centers not exclusive to the Business fairly reflect the direct operating expenses of the
Business. The Business’s selling, general, and administrative expenses also include allocations for certain corporate-related activities incurred by Intel, such as human resources, finance, legal, and sales and marketing support. In addition, allocations for 2006 and 2007 reflect stock-based compensation charges resulting from the adoption of Statement of Financial
Accounting Standard (SFAS) No. 123(R), effective January 1, 2006. These stock-based compensation charges were allocated to the business in accordance with Intel’s corporate allocation methodology. The Business’s statements of net revenues and direct expenses also exclude allocations of gains or losses on derivative instruments, interest income, interest expense, and income taxes.

Optical Platform Division
Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses (continued)

2.	Accounting Policies (continued)

Total allocations were $20,101,317, $24,028,797, and $12,198,815 (including $2,001,219,
$3,557,743, and $5,215,951 classified as cost of sales) for 2007, 2006, and 2005, respectively.

The direct operating expenses are not necessarily indicative of the expenses that would have been incurred had the Business operated as a separate stand-alone company during the periods presented. It is not practical for management to reasonably estimate the expenses that would have been incurred had the Business operated as an unaffiliated independent business.

Product Warranty

The Business generally sells products with a limited warranty of product quality. The Business accrues for known warranty expenses if a loss is probable and can be reasonably estimated, and accrues for estimated incurred but unidentified warranty issues based on historical activity.
Warranty expenses were not significant during the periods presented.

3.	Transition Services and Supply Agreements

In connection with the Asset Purchase Agreements, the two parties entered into a Transition
Services Agreements (collectively, the Agreements). Pursuant to the terms of the Agreements,
Intel intends to manufacture, assemble, and test and supply products that are sold by the
Business. This arrangement is expected to continue through fiscal year 2008, while Emcore arranges other resources. Intel will also provide certain transition services to Emcore, including financial services, supply chain support, data extraction, conversion services, facilities and site computing support, and office space services. The transition period is expected to be approximately 180 calendar days. Finished goods are being acquired by the buyer pursuant to the
Asset Purchase Agreements; however, for additional consideration, Emcore may purchase upon transition inventory specific to the Business, as identified by Intel at the end of the Transition
Services period of 180 days. Further upon transition, Emcore will assume the Business’s customer relationships and responsibilities pursuant to the terms of the Transition Services
Agreements.

Optical Platform Division

Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses (continued)

4.	Inventories

Inventory cost is computed on a currently adjusted standard basis (which approximates actual cost on an average of first-in, first-out basis). The valuation of inventory requires the Business to estimate obsolete or excess inventory, as well as inventory that is not of saleable quality.
Inventory is determined to be saleable based on an actual demand within a specific time horizon, generally six months or less. Inventory in excess of saleable amounts is not valued, and the remaining inventory is valued at the lower of cost or market. Inventory, as of December 29, 2007 and December 30, 2006, consisted entirely of finished goods.

5.	Property and Equipment, Net

Property and equipment are stated at cost. Depreciation of property and equipment is computed on a straight-line method over the estimated useful lives of the assets or the lease term, whichever is shorter. The estimated useful lives are 2–4 years.

Property and equipment consisted of the following (in thousands):

	December 29, 2007	December 29, 2006
Machinery and equipment	$48,562	$40,365
Less accumulated	(29,328)	(21,857)
Total Property and equipment, net	$19,234	$18,508

Direct operating expenses include depreciation on property and equipment of the Business, a portion of which is being acquired by Emcore. Depreciation expense totaled approximately
$6,621,090, $8,872,135, and $9,983,528 for 2007, 2006, and 2005, respectively.

Emcore is in the process of negotiating a lease for the Newark, California facilities. If a lease is executed by April 30, 2008 additional property and equipment related to the facilities will be transferred to Emcore. The net book value of these assets was $272,505 and $224,728 as of
December 29, 2007 and December 30, 2006, respectively.

Optical Platform Division

Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses (continued)

6.	Geographic Information

The Business has historically formed a part of operating segments of Intel as described in Note 1.
Within its historical operating segment, the Business was not separated into further reporting operating segments.

Net revenues from unaffiliated customers by geographic region/country were as follows (in thousands):

	December 29, 2007	December 30, 2006	December 31, 2005
Asia Pacific	$39,315	$27,507	$7,237
Europe	5,169	2,910	1,972
United States	36,450	61,640	50,330
Japan	22,770	18,618	5,249
Net Revenues	$103,704	$110,675	$64,788

Net revenue from unaffiliated customers outside the United States totaled $67,254,271,
$49,034,913, and $14,458,185 for 2007, 2006, and 2005, respectively.

The following customers individually accounted for more than 10% of the Business’s net revenues during at least one period presented:

		Year Ended
	December 29, 2007	December 30, 2006	December 31, 2005

Customer A	34%	27%	25%
Customer B	8%	15%	6%
Customer C	6%	13%	4%
Customer D	1%	9%	14%

Optical Platform Division

Notes to Statements of Assets to Be Acquired and Statements of Net Revenues
and Direct Expenses (continued)

6.	Geographic Information (continued)

Net property and equipment by country was as follows (in thousands):

		Year Ended
	December 29, 2007	December 30, 2006
United States	$6,398	$6,126
Taiwan	825	1,087
China	2,322	1,711
Thailand	7,016	4,330
Malaysia	2,673	5,254
Total property and equipment, net	$19,234	$18,508

7.	Indemnifications

The Business from time to time enters into types of contracts that contingently require it to indemnify parties against third-party claims. These contracts primarily relate to: (i) real estate leases, under which the Business may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Business’s use of the applicable premises, and (ii) agreements with customers who use the Business’s intellectual property, under which the Business may indemnify customers for copyright or patent infringement related specifically to use of such intellectual property.

Generally, a maximum obligation under these contracts is not explicitly stated. Historically, the
Business has not been required to make payments under these obligations, and no liabilities have been recorded for these obligations in the accompanying statements of assets to be acquired.